GEN Restaurant Group Announces Leadership Change

Jae Chang Steps Down as Co-CEO and Remains Board Member; Chairman and Co-CEO David Kim Takes Over Chang’s Day-to-Day Responsibilities as the Sole CEO

CERRITOS, Calif., January 14, 2024 - GEN Restaurant Group, Inc. (“GEN” or the “Company”) (Nasdaq: GENK), owner of GEN Korean BBQ, a fast-growing casual dining concept with an extensive menu and signature “grill at your table” experience, today announced changes to its leadership structure. Co-Founder Jae Chang has stepped down as Co-CEO, effective January 8, 2025, but will remain on the Company’s board. GEN’s Chairman and Co-CEO David Kim will remain as Chairman and is now the sole CEO of the Company.

Chang commented: “It has been a privilege to build GEN Korean BBQ alongside David since opening our very first location in 2011. I’m proud of all we’ve accomplished together, and I look forward to watching the Company continue to thrive.”

Kim stated: “As GEN continues its upward trajectory, we look forward to building upon the strong foundation Jae helped lay. We have an experienced team in place to continue executing our growth strategy and take the Company to new heights.”

For more information, please visit the GEN investor relations website at investor.genkoreanbbq.com.

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About GEN Restaurant Group, Inc.

GEN Korean BBQ is one of the largest Asian casual dining restaurant concepts in the United States. Founded in 2011 by two Korean immigrants in Los Angeles, the brand has now grown to over 40 company-owned locations where guests serve as their own chefs, preparing meals on embedded grills in the center of each table. The extensive menu consists of traditional Korean and Korean-American food, including high-quality meats, poultry, seafood and mixed vegetables. With its unique culinary experience alongside its modern décor and lively atmosphere, GEN Korean BBQ delivers an engaging and interactive dining experience that appeals to a vast segment of the population. For more information, visit GenKoreanBBQ.com and follow the brand on Facebook and Instagram.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements may be identified by the use of words such as “believe,” “intend,” “expect”, “will,” “may”, and other similar words or expressions that predict or indicate future events. All statements that are not statements of historical fact are forward-looking statements, including any statements regarding our strategy, future operations, and growth prospects, any statements regarding future economic conditions or performance, any statements of belief or expectation, and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements are based on current information available at the time the statements are made and on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Additional factors or events that could cause actual results to differ may also emerge from time to time, and it is not possible for the Company to predict all of them. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in our subsequent filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

Investor Relations Contact:

Cody Slach and Cody Cree

Gateway Group, Inc.

1-949-574-3860

GENK@gateway-grp.com

Media Relations Contact:

Zach Kadletz

Gateway Group, Inc.

1-949-574-3860

GENK@gateway-grp.com